Exhibit 10.1
EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (“Amendment”) is made as of this 21st day of June, 2016 by and among Rocket Fuel Inc. (“Borrower”), the Lenders (as defined below) party hereto and Comerica Bank, as administrative agent for the Lenders (in such capacity, “Agent”).
RECITALS
A.    Borrower has entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 31, 2014, with Agent, the financial institutions from time to time signatory thereto (collectively, the “Lenders” and each, individually, a “Lender”) and Silicon Valley Bank, as Syndication Agent, under which the Lenders extended (or committed to extend) credit to Borrower, as set forth therein, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement and Second Amendment to Security Agreement, dated as of March 13, 2015, and as further amended by that certain Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 10, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement.
C.    Agent and Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

1.	Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)	Paragraph l(iii) of the defined term “Eligible Accounts” in Section 1.1 is hereby amended and restated in its entirety as follows:
“(iii)     a non-United States or non-Canadian Governmental Authority or a citizen or resident of any jurisdiction other than one of the United States or Canada, unless such Accounts constitute Eligible Foreign Accounts that do not, in the aggregate, exceed the Eligible Foreign Accounts Sublimit; or”

(b)	The following new definitions are added to Section 1.1 in alphabetical order as follows:
“Eligible Foreign Accounts” shall mean Accounts (i) with respect to which the Account Debtors on such Accounts do not have their principal place of business in the United States or Canada and are not located in an OFAC sanctioned country and (ii) that are covered by foreign credit insurance purchased by the Borrower in form, substance, and amount, and by an insurer, acceptable to the Agent in its sole discretion or at the direction of the Majority Lenders.

“Eligible Foreign Accounts Sublimit” shall mean Twelve Million Dollars ($12,000,000) or, if invoiced in a foreign currency, the equivalent thereof in US Dollars.

2.
This Amendment shall be effective (according to the terms hereof) on the date (the “Amendment Effective Date”) that Agent shall have received executed facsimile or email counterparts of this Amendment, in each case duly executed and delivered by Agent, Lenders, Borrower, and Guarantors, with originals following promptly thereafter.

3.
Borrower and Guarantors hereby represent and warrant that, after giving effect to the amendments to the Credit Agreement contained herein, (a) the execution and delivery of this Amendment and the performance by Borrower and Guarantors of their obligations under the Credit Agreement, in each case as amended hereby, are within their corporate or limited liability powers, have been duly authorized, are not in contravention of law applicable to such party or the terms of their articles of incorporation or bylaws or articles of organization or operating agreement, and do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Credit Agreement (as amended herein) will constitute the valid and binding obligations of such party, enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.
Except as specifically set forth herein, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder (except pursuant to the terms of this Amendment), or any of the other Loan Documents. Nor shall this Amendment constitute a waiver or release by Agent or Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder, or any of the other Loan Documents. Furthermore, this Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or Agent with respect to any other non-compliance by Borrower or any Guarantor with the Credit Agreement, or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

5.
Borrower and Guarantors hereby reaffirm, confirm, ratify and agree to be bound by their covenants, agreements and obligations under the Credit Agreement and (as amended hereby) and any other Loan Documents previously executed and delivered by them, or executed and delivered in accordance with this Amendment. Each reference in the Loan Documents to “the Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

6.
Borrower and Guarantors hereby acknowledge and agree that this Amendment and the amendments and consents contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrower, Guarantors or any other Credit Party or any rights, privilege or remedy of Lenders under the Credit Agreement or any other Loan Document.

7.	Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

8.	This Amendment may be executed in counterparts in accordance with Section 13.9 of the Credit Agreement.

9.	This Amendment shall be construed in accordance with and governed by the laws of the State of California (without giving effect to conflict of laws principles).
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IN WITNESS WHEREOF, Agent, Lenders, Borrower, and Guarantors have each caused this Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK, as Agent and a Lender

By:     /s/ Dennis Rapoport
Name: Dennis Rapoport
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

SILICON VALLEY BANK, as a Lender

By:     /s/ Drew Bieto
Name: Drew Bieto
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

CITY NATIONAL BANK, as a Lender

By:     /s/ Brian Lewis
Name: Brian Lewis
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

ROCKET FUEL INC., as Borrower

By:     /s/ Rex Jackson
Name: Rex Jackson
Title: Chief Financial Officer

X PLUS TWO SOLUTIONS, LLC, as a Guarantor

By:     /s/ JoAnn C. Covington
Name: JoAnn C. Covington
Title: Secretary

X PLUS ONE SOLUTIONS, INC., as a Guarantor

By:     /s/ JoAnn C. Covington
Name: JoAnn C. Covington
Title: Secretary